UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 30, 2024 (July 29, 2024)

VALUE EXCHANGE INTERNATIONAL, INC.

(Exact name of Registrant as specified in its charter)

Nevada	000-53537	26-3767331
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of Incorporation)		Identification No.)

10/F, FTLife Tower 18 Sheung Yuet Road Kowloon Bay
Kowloon, Hong Kong SAR 999077
(Address of principal executive offices) (Zip Code)

(852) 2950 4288
(Registrant’s telephone number, including area code)
N/A
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol	Exchange on which registered
NONE	----	----

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Item 3.01. Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

As previously reported, the Common Stock (“Common Stock”) of Value Exchange International, Inc. (“Company”) was downgraded from quotation on OTC QB Venture Market tier to quotation on the Pink Limited Information tier by the OTC Markets Group in July 2024 for failure to timely file the Annual Report on Form 10-K for the fiscal year ended December 31, 2023 and the Quarterly Report on Form 10-Q for the fiscal quarter ended March 31, 2024. These reports were filed by the Company with the Commission as of July 16, 2024. With the Company updating its OTC Certification, the Common Stock was moved back to quotation on the OTC QB Venture Market as of July 29, 2024.

VALUE EXCHANGE INTERNATIONAL, INC.

By:	/s/ Tan Seng Wee
Name:	Tan Seng Wee
Title:	Chief Executive Officer and President
Date:	July 30, 2024

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